CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

                                      OF

                          SERIES B PREFERRED STOCK

                                      OF

                        WESTERN PACIFIC AIRLINES, INC.
                        ------------------------------


WESTERN PACIFIC AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), in accordance with Section 151(g) of the Delaware General Corporation Law, DOES HEREBY CERTIFY:

1. The Restated Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") fixes the total number of shares of all classes of capital stock which the Corporation shall have the authority to issue at Twenty Three Million Forty Seven Thousand (23,047,000) shares, of which Three Million Forty Seven Thousand (3,047,000) shares shall be shares of Preferred Stock, $0.001 par value per share (herein referred to as "Preferred Stock"), and Twenty Million (20,000,000) shares of which shall be shares of Common Stock, $0.001 par value per share (herein referred to as "Common Stock").

2. The Certificate of Incorporation expressly grants to the Board of Directors of the Corporation (the "Board of Directors") authority to provide for the issuance of said Preferred Stock in one or more series, with such voting powers, and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors and as are not stated and expressed in the Certificate of Incorporation.

3. Pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, the Board of Directors, on January 31, 1997, authorized and adopted the following resolutions providing for an issue of a series of its Preferred Stock to be designated Series B Preferred Stock:

"RESOLVED, that the Board of Directors hereby establishes a series of preferred stock to be designated Series B Preferred Stock having the terms attached hereto as Exhibit A and the officers of the Corporation are hereby authorized and directed to file the Certificate of Designation, Preferences and Rights of Series B Preferred Stock in the form attached hereto as Exhibit A with the Secretary of State of Delaware and to issue on behalf of the Corporation, 200,000 shares of Preferred Stock having the terms and conditions set forth in the Certificate of Designation."

A copy of said Exhibit is attached hereto and incorporated herein.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Robert A. Peiser, its President, and acknowledged by ___________________, its secretary, this ____ day of _____________, 1997.


WESTERN PACIFIC AIRLINES, INC.


By: _______________________________
       		Robert A. Peiser, President




 ACKNOWLEDGMENT


STATE OF ____________		)
                  				) ss.
COUNTY OF ___________     	)


I, _________________, hereby certify that I am the duly elected and qualified Secretary of Western Pacific Airlines, Inc. (the "Corporation"), that the foregoing instrument is the act and deed of the Corporation and that the facts stated therein are true.




__________________________________
Secretary



Subscribed and sworn to before the undersigned, a Notary Public in and for said county and state.



___________________________________
Notary Public



Dated: ______________, 1997.